USAA VALUE FUND

Fund Shares (UVALX), Institutional Shares (UIVAX), and Class A (UAVAX)

Supplement dated January 7, 2021

to the Summary Prospectus dated December 1, 2020

Effective January 4, 2021, reference to Tyler Dann as a portfolio manager for the USAA Value Fund is removed.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

VF-SUMPRO-SUP1(0121)